File Nos. 2-92583 & 811-4084

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            HAWAIIAN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

   Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 15, 2004


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on September 15, 2004
                      at 10:00 a.m. Hawaiian Standard Time;

Purposes:    (c)      for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent registered public accounting firm (independent auditors) for the fiscal year ending March 31, 2005 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on June 21, 2004 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                              Secretary





August 4, 2004

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's Administrator (the "Administrator") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802 is the Trust's Investment Adviser.

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about August 4, 2004.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.47; Class C Shares, $11.46; and Class Y Shares, $11.48. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm (independent auditors). On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 58,147,657; Class C Shares, 3,101,791; and Class Y Shares, 2,031,749.

     On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address                     Number                     Percent
of the holder of                     of shares                 of class
record

Institutional 5% shareholders:

Merrill Lynch Pierce
Fenner & Smith, Inc.              5,609,308 Class A Shares        9.65%
4800 Deer Lake Drive                833,806 Class C Shares       26.88%
Jacksonville, FL 32246              477,758 Class Y Shares       23.51%

Fiserv Securities Inc.            6,588,201 Class A Shares       11.33%
2005 Market Street
STE 1200
Philadelphia,
PA 19103


Additional 5% shareholders:

Bank of Hawaii, Agent
Trustee for TT Family Limited
Partnership
P.O. Box 1930
Honolulu, HI 96805                  123,324 Class Y Shares        6.07%

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust
2525 Pali Hwy.
Honolulu, HI 96817                  163,301 Class Y Shares        8.04%

R. Dwayne Steele, Member
Steele Family Enterprises LLC
2525 Pali Highway
Honolulu, HI 96817                  247,143 Class Y Shares       12.16%


The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees except for Ms. Herrmann are presently Trustees and were elected by the shareholders in September 2003. Ms. Herrmann, current President and Vice Chair of the Trust, was nominated by the Trustees to replace Mr. Herrmann as a Trustee since Mr. Herrmann will be stepping down as a Trustee in line with the Trust's retirement policy. All nominees have consented to serve if elected. Mr. Herrmann will assume the role of Trustee Emeritus.



Trustees
and Officers(1)(2)
                                                                       Number of
                         Positions Held                                Portfolios in    Other Directorships
                         with                                          Fund Complex     Held by Trustee
                         Trust                                         Overseen by      (The position held is
Name, Address(3) and     and Length of    Principal Occupation(s)      Trustee          a directorship unless
Date of Birth            Service(4)       During Past 5 Years                           indicated otherwise.)

Interested Trustees(5)


Diana P. Herrmann        President        Vice Chair of Aquila Management    6                   None
New York, NY             since 1998 and   Corporation, Founder of the
(02/25/58)               Vice Chair of    Aquilasm Group of Funds(6) and
                         the Board        parent of Aquila Investment
                         since 2003       Management LLC, the
                                          Administrator, since 2004,
                                          President and Chief Operating
                                          Officer since 1997, a Director
                                          since 1984, Secretary since 1986
                                          and previously its Executive
                                          Vice President, Senior Vice
                                          President or Vice President,
                                          1986-1997; Vice Chair since 2004
                                          and President, Chief Operating
                                          Officer and Manager of the
                                          Administrator since 2003; Vice
                                          Chair, President, Executive Vice
                                          President or Senior Vice
                                          President of funds in the
                                          Aquilasm Group of Funds since
                                          1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000;
                                          Governor, Investment Company
                                          Institute and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations.


Non-interested
Trustees

Theodore T. Mason        Chairman of      Executive Director, East Wind      5       Trustee, Pimco Advisors VIT.
New York, NY             the Board        Power Partners LTD since 1994
(11/24/35)               since 2004 and   and Louisiana Power Partners,
                         Trustee since    1999-2003; Treasurer, Alumni
                         1984             Association of SUNY Maritime
                                          College since 2004 (President,
                                          2002-2003, First Vice President,
                                          2000-2001, Second Vice
                                          President, 1998-2000) and
                                          director of the same
                                          organization since 1997;
                                          Director, STCM Management
                                          Company, Inc., since 1973; twice
                                          national officer of Naval
                                          Reserve Association, commanding
                                          officer of four naval reserve
                                          units and Captain, USNR (Ret);
                                          director, The Navy League of the
                                          United States New York Council
                                          since 2002; trustee, The
                                          Maritime Industry Museum at Fort
                                          Schuyler and the Maritime
                                          College at Fort Schuyler
                                          Foundation, Inc. since 2000.

Thomas W. Courtney       Trustee          President, Courtney Associates,    5       Chairman of the Board of
Sewickley, PA            since 1984       Inc., a venture capital firm,              Oppenheimer Quest Value
(08/17/33)                                since 1988.                                Funds Group, Oppenheimer
                                                                                     Small Cap Value Fund,
                                                                                     Oppenheimer Midcap Fund, and
                                                                                     Oppenheimer Rochester Group
                                                                                     of Funds; Trustee of Pimco
                                                                                     Advisors VIT.

Richard W. Gushman,      Trustee since    President and Chief Executive       4      Trustee, Pacific Capital
II(7)                    1992             Officer, OKOA, Inc., a                     Funds, which includes 11
Honolulu, HI                              diversified Hawaii-based real              bond and stock funds;
(02/28/46)                                estate organization with                   director, Outrigger Hotels
                                          activities in the western U.S.             since 2000; director, Servco
                                          and the Pacific Basin, since               Pacific, Inc. and Oceanic
                                          1972; Managing Partner of Summit           Time-Warner since 1998;
                                          Financial Resources, a Salt Lake           director, American Savings
                                          City, Utah-based financial                 Bank since 2002.
                                          services company; trustee, the
                                          Estate of James Campbell since
                                          2000 and Chairman of the Board
                                          of Trustees since 2002; trustee,
                                          University of Hawaii Foundation
                                          and Hawaii Pacific University
                                          since 1997; director, United Way
                                          of America since 1998; board
                                          member of the Boys & Girls Club
                                          of Honolulu, Aloha United Way,
                                          and other charitable and civic
                                          organizations.

Stanley W. Hong          Trustee since    President, Waste Management of     4       Trustee, Pacific Capital
Honolulu, HI             1992             Hawaii, Inc. since 2002;                   Funds, which includes 11
(04/05/36)                                Corporate Vice President, Hawaii           bond and stock funds;
                                          Area, Waste Management, Inc.               director, First Insurance
                                          since 2002; Trustee, The King              Co. of Hawaii, Ltd., Lanilou
                                          William Charles Lunalilo Trust             Properties, Ltd.
                                          Estate since 2001; President and
                                          Chief Executive Officer, The
                                          Chamber of Commerce of Hawaii,
                                          1996-2001; director, Hawaii
                                          Public Television Foundation
                                          since 1998; Regent, Chaminade
                                          University of Honolulu; Chair -
                                          trustees, Heald College;
                                          trustee, the Nature Conservancy
                                          of Hawaii; and director of other
                                          corporate and community
                                          organizations.

Russell K. Okata         Trustee since    Executive Director, Hawaii         4       Trustee, Pacific Capital
Honolulu, HI             1992             Government Employees Association           Funds, which includes 11
(03/22/44)                                AFSCME Local 152, AFL-CIO since            bond and stock funds;
                                          1981; International Vice                   Chairman, Royal State Group.
                                          President, American Federation
                                          of State, County and Municipal
                                          Employees, AFL-CIO since 1981;
                                          director of various civic and
                                          charitable organizations.
Douglas Philpotts        Trustee since    Retired; formerly director,        4       Trustee, Pacific Capital
Honolulu, HI             1992             Chairman of the Board and                  Funds, which includes 11
(11/21/31)                                President of Hawaiian Trust                bond and stock funds.
                                          Company, Limited; present or
                                          former director of various
                                          Hawaii-based civic and
                                          charitable organizations.
Oswald K. Stender        Trustee since    Director, Hawaiian Electric        4       Trustee, Pacific Capital
Honolulu, HI             1992             Industries, Inc., a public                 Funds, which includes 11
(10/08/31)                                utility holding company, since             bond and stock funds;
                                          1993; trustee, the Bernice                 director, Grace Pacific
                                          Pauahi Bishop Estate 1990-1999;            Corporation, an asphalt
                                          trustee, Office of Hawaiian                paving company.
                                          Affairs and a member or trustee
                                          of several community
                                          organizations.

Officers

Charles E.               Executive Vice   Executive Vice President of all     N/A                 N/A
Childs, III              President        funds in the Aquilasm Group of
New York, NY             since 2003       Funds and the Administrator
(04/01/57)                                since 2003; Senior Vice
                                          President, corporate
                                          development, formerly Vice
                                          President, Assistant Vice
                                          President and Associate of the
                                          Administrator's parent since
                                          1987; Senior Vice President,
                                          Vice President or Assistant Vice
                                          President of the Aquila
                                          Money-Market Funds, 1988-2003.

 Sherri Foster            Senior Vice     Senior Vice President, Hawaiian    N/A                  N/A
 Lahaina, HI (07/27/50)   President       Tax-Free Trust since 1993 and
                          since 1993      formerly Vice President or
                                          Assistant Vice President;
                                          Vice President or Assistant Vice
                                          President of three Aquila
                                          Money-Market Funds; Registered
                                          Representative of the
                                          Distributor since 1985.

 Stephen J. Caridi        Vice            Vice President of the              N/A                  N/A
 New York, NY             President       Distributor since 1995; Vice
 (05/06/61)               since 1998      President, Hawaiian Tax-Free
                                          Trust since 1998; Senior Vice
                                          President, Narragansett Insured
                                          Tax-Free Income Fund since 1998,
                                          Vice President, 1996-1997;
                                          Senior Vice President, Tax-Free
                                          Fund of Colorado since 2004;
                                          Assistant Vice President,
                                          Tax-Free Fund For Utah since
                                          1993.

Joseph P. DiMaggio       Chief            Chief Financial Officer of the     N/A                  N/A
New York, NY             Financial        Aquilasm Group of Funds since
(11/06/56)               Officer since    2003 and Treasurer since 2000;
                         2003 and         Controller, Van Eck Global
                         Treasurer        Funds, 1993-2000.
                         since 2000

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Barrett &   N/A                  N/A
New York, NY             since 1984       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Chief            Chief Compliance Officer since     N/A                  N/A
New York, NY (08/23/40)  Compliance       2004, Compliance Officer of the
                         Officer since    Administrator or its predecessor
                         2004 and         and current parent since 1998
                         Assistant        and Assistant Secretary of the
                         Secretary        Aquilasm Group of Funds since
                         since 2000       2000; Consultant, The Wadsworth
                                          Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A                  N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          three Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Administrator or its
                                          predecessor and current parent
                                          since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A                  N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Administrator or its
                                          predecessor and current parent
                                          since 1998; Fund Accountant for
                                          the Aquilasm Group of Funds,
                                          1995-1998.

Trustee Emeritus(8)

Lacy B. Herrmann         Founder,         Founder, Chief Executive Officer   N/A                  N/A
New York, NY             Chairman of      and Chairman of the Board,
(05/12/29)               the Board        Aquila Management Corporation,
                         Emeritus since   the sponsoring organization and
                         2004, Trustee,   parent of the Manager or
                         1984-2004, and   Administrator and/or Adviser or
                         Chairman of      Sub-Adviser to each fund of the
                         the Board of     Aquilasm Group of Funds,
                         Trustees,        Chairman and Chief Executive
                         1984-2003        Officer of the Manager or
                                          Administrator and/or Adviser or
                                          Sub-Adviser to each since 2004,
                                          and Founder, Chairman of the
                                          Board of Trustees, Trustee and
                                          (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in
                                          1984, except Chairman of the
                                          Board of Trustees of Hawaiian
                                          Tax-Free Trust, Pacific Capital
                                          Cash Assets Trust, Pacific
                                          Capital Tax-Free Cash Assets
                                          Trust and Pacific Capital U.S.
                                          Government Securities Cash
                                          Assets Trust through 2003,
                                          Trustee until 2004 and Chairman
                                          of the Board, Emeritus since
                                          2004; Director of the
                                          Distributor since 1981 and
                                          formerly Vice President or
                                          Secretary, 1981-1998; Trustee
                                          Emeritus, Brown University and
                                          the Hopkins School; active in
                                          university, school and
                                          charitable organizations.



(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(5) Ms. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as a shareholder and director of the Distributor.

(6) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."

(7) Mr. Gushman holds minority equity interests in a limited liability company that has an outstanding loan from Bank of Hawaii. The limited liability company's largest aggregate amount of indebtedness during the two years ended December 31, 2003 and the amount outstanding on that date was $6,600,000, and the interest rate is 7%. In addition, the Estate of James Campbell has entered into a credit agreement with a group of commercial banks, one of which is Bank of Hawaii, for which BNP Paribas acts as administrative agent. The agreement provides for a variety of term and revolving loans with a total lending commitment of $350 million, of which Bank of Hawaii's commitment is approximately $36 million, and is for a period of two years with certain rights of extension.

(8) A Trustee Emeritus may attend Trustee and shareholder meetings but has no voting power.


                       Securities Holdings of the Trustees
                                (as of 06/30/04)


                       Dollar Range of         Aggregate Dollar Range of
Name of               Ownership in Hawaiian    Ownership in Aquilasm Investment
Trustee               Tax-Free Trust(1)        Companies Overseen by Trustee(1)

Interested Trustees


Diana P. Herrmann               C(2)                     E

Non-interested Trustees

Theodore T. Mason                C                       C

Thomas W. Courtney               C                       C

Richard W. Gushman, II           B                       B

Stanley W. Hong                  C                       C

Russell K. Okata                 C                       C

Douglas Philpotts                C                       D

Oswald K. Stender                B                       C


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      Balance as of July 14, 2004


     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2004, the Trust paid a total of $156,386 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

     The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

                                              Compensation        Number of
                                              from all            boards on
                           Compensation       funds in the        which the
                           from the           Aquilasm            Trustee
Name                       Trust              Group               serves*

Theodore T. Mason          $16,662            $56,600               5

Thomas W.
Courtney                   $16,250            $57,312               5

Richard W.
Gushman, II                $17,250            $49,050               4

Stanley W. Hong            $16,250            $46,250               4

Russell K. Okata           $16,250            $45,450               4

Douglas Philpotts          $14,200            $40,450               4

Oswald K. Stender          $16,250            $46,250               4

* Messrs. Gushman, Hong, Okata, Philpotts and Stender are also trustees of the 11 funds in the Pacific Capital Group of Funds for which the Adviser is also investment adviser. For the same period, these funds paid them each the amount of $26,000.


     Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers.

     The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of June 30, 2004 these funds had aggregate assets of approximately $3.8 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended March 31, 2004 the Trust paid $1,932,980 in fees to the Administrator.


     During the fiscal year ended March 31, 2004, $1,364,791 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $82,560 was retained by the Distributor. With respect to Class C Shares, during the same period $275,392 was paid under Part II of the Plan and $91,798 was paid under the Shareholder Services Plan. Of these total payments of $367,190, the Distributor retained $68,892. All of such payments were for compensation.

     During the fiscal year ended March 31, 2004 the Trust paid to Hollyer Brady Barrett & Hines LLP, independent counsel to the Trust, $110,955 for legal services. Edward M.W. Hines, Secretary of the Trust, is a partner of that firm.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Investment Management LLC.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Thomas W. Courtney, Richard W. Gushman, II, Stanley W. Hong, Theodore T. Mason, Russell K. Okata, Douglas Philpotts and Oswald K. Stender. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

     During the Trust's last fiscal year, the Board of Trustees held five meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     The Trust has not yet formed a nominating committee nor adopted a nominating committee charter. Since 1998, the Trust has had a Trustee Retirement and Replacement Policy which covers many of the issues facing any nominating committee, including matters to be considered in connection with candidates for election to the Board of Trustees. In accordance with regulatory requirements, the selection and nomination of all independent Trustees has been committed to the independent Trustees, and suggestions for new Trustees are provided from management and other interested Trustees only upon request of the independent Trustees. The Board expects to establish nominating committee policies and procedures before the end of the year.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser or its parent or subsidiaries.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

                            Ratification or Rejection
                                 of Selection of
                          Independent Registered Public
                                 Accounting Firm
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2005. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for 2003 and 2004, and fees billed for other services rendered by KPMG.

                                             2003              2004

        Audit Fees                         $20,600            $21,200

        Audit related fees                       0                  0

            Audit and audit related fees    20,600             21,200


        Tax fees (1)                         7,392             8,270

        All other fees                           0                  0

                                            27,992             29,470
            Total                          $______            $______

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     During the year ended March 31, 2004, KPMG provided the following services for which Bank of Hawaii (the Bank) was billed:

         *  Assistance to the Bank in connection
         with the assessment by the Arizona Department
         of Revenue for sales tax on gross receipts
         (analysis of whether certain transactions
         are taxable)                                           $33,000

         *  Two statutory audits of the Bank subsidiaries
         in Malaysia and Hong Kong                                9,000

                                               Total:           $42,000

     All audit and non-audit services performed by KPMG on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2005.

     KPMG has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                    APPENDIX

                             HAWAIIAN TAX-FREE TRUST
                             AUDIT COMMITTEE CHARTER
                               September 15, 2003



1.   The Audit Committee shall be composed entirely of independent Trustees.

2.   The purposes of the Audit Committee are:

     (a)  to oversee the Trust's accounting and financial reporting policies.

     (b) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit and such other functions as deemed appropriate by the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to select, retain or terminate the auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Trust's independent auditors, including private meetings, as necessary (i) to review and approve the audit plan, detailing the arrangements for and scope of the annual audit, any special audits and any other services deemed appropriate; (ii) to discuss any matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review and approve the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Trust operations;

     (f) to establish a complaint mechanism about accounting, internal accounting controls or auditing matters, including a procedure to receive confidential, anonymous submissions regarding questionable accounting and audit matters;

     (g) to establish procedures if it believes appropriate for delegation of pre-approvals of services by auditors to a member or members of the Committee; and

     (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a periodic basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall periodically meet with the Chief Financial Officer and/or the Treasurer of the Trust and with internal auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

7. The Committee shall review this Charter regularly and recommend any changes to the full Board of Trustees.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                             Hawaiian Tax-Free Trust

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held on September 15, 2004

                                 PROXY STATEMENT

THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-888-221-0697. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                             Hawaiian Tax-Free Trust

                Proxy for Shareholder Meeting September 15, 2004
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Hawaiian Tax-Free Trust (the "Trust") whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, September 15, 2004 at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii, at 10:00 a.m. Hawaiian Standard Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2004


_________________________________
 Signature(s) SIGN IN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

Hawaiian Tax-Free Trust

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Thomas W. Courtney; 02) Richard W. Gushman, II; 03) Diana P. Herrmann*; 04) Stanley W. Hong; 05) Theodore T. Mason; 06) Russell K. Okata; 07) Douglas Philpotts; 08) Oswald K. Stender

                  * interested Trustee

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT



_______________

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line above.

[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors
                                      (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                                    __
             I plan to attend the annual meeting in Honolulu       [__]
                                                                    __
             I plan to attend the outreach meeting in Kahului      [__]


For address changes and/or comments, please check the box at right and write them on the front where indicated.
                                                          _
                                                         [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.